                        CIT Equipment Collateral 2005-VT1           EXHIBIT 99.1
                            Monthly Servicing Report

                                          Determination Date:           12/16/05
                                           Collection Period:           11/30/05
                                                Payment Date:           12/20/05

   I. AVAILABLE FUNDS

      A.  Available Pledged Revenues

           a.      Scheduled Payments Received                                                       $ 25,033,827.72
           b.      Liquidation Proceeds Allocated to Owner Trust                                          671,904.69
           c.      Required Payoff Amounts of Prepaid Contracts                                           810,271.52
           d.      Required Payoff Amounts of Purchased Contracts                                               0.00
           e.      Proceeds of Clean-up Call                                                                    0.00
           f.      Investment Earnings on Collection Account and Note Distribution Account                      0.00
                                                                                                     ---------------

                                                             Total Available Pledged Revenues =      $ 26,516,003.93


      B.  Determination of Available Funds

           a.      Total Available Pledged Revenues                                                  $ 26,516,003.93
           b.      Servicer Advances                                                                    2,426,361.50
           c.      Recoveries of  prior Servicer Advances                                              (3,114,568.86)
           d.      Withdrawal from Cash Collateral Account                                                194,506.25
                                                                                                     ---------------

                                                             Total Available Funds =                 $ 26,022,302.82
                                                                                                     ===============


  II. DISTRIBUTION AMOUNTS

      A.  COLLECTION ACCOUNT DISTRIBUTIONS


             1.    Servicing Fee                                                                          358,697.49

             2.    Class A-1 Note Interest Distribution                                     0.00
                   Class A-1 Note Principal Distribution                                    0.00
                                               Aggregate Class A-1 distribution                                 0.00

             3.    Class A-2 Note Interest Distribution                               706,151.47
                   Class A-2 Note Principal Distribution                           21,895,885.61
                                               Aggregate Class A-2 distribution                        22,602,037.08

             4.    Class A-3 Note Interest Distribution                               724,433.33
                   Class A-3 Note Principal Distribution                                    0.00
                                               Aggregate Class A-3 distribution                           724,433.33

             5.    Class A-4 Note Interest Distribution                               338,154.33
                   Class A-4 Note Principal Distribution                                    0.00
                                               Aggregate Class A-4 distribution                           338,154.33

             6.    Class B Note Interest Distribution                                  44,012.18
                   Class B Note Principal Distribution                                534,045.99
                                                 Aggregate Class B distribution                           578,058.17

             7.    Class C Note Interest Distribution                                  39,982.81
                   Class C Note Principal Distribution                                474,707.55
                                                 Aggregate Class C distribution                           514,690.36

             8.    Class D Note Interest Distribution                                  75,493.86
                   Class D Note Principal Distribution                                830,738.20
                                                 Aggregate Class D distribution                           906,232.06

             9.    Deposit to the Cash Collateral Account                                                       0.00

             10.   Amounts in accordance with the CCA Loan Agreement                                            0.00

             11.   Remainder to the holder of the equity certificate                                            0.00
                                                                                                     ---------------

                                                             Collection Account Distributions =        26,022,302.82
                                                                                                     ===============


      B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS


             1. Payment due on the Senior Loan                                                          1,789,610.92

             2. Payment due on the Holdback                                                                     0.00

             3. Payment to the Depositor                                                                        0.00
                                                                                                     ---------------

                                                             Cash Collateral Account Distributions =    1,789,610.92
                                                                                                     ===============


      C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT           Collection Account Distributions =                 0.00
                                                                                                     ===============

 III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


      -------------------------------------------------------------------------------------------------------------------
               Distribution                Class A-1          Class A-2             Class A-3         Class A-4
                 Amounts                     Notes              Notes                 Notes             Notes
      -------------------------------------------------------------------------------------------------------------------
1.             Interest Due                  0.00              706,151.47          724,433.33         338,154.33
2.            Interest Paid                  0.00              706,151.47          724,433.33         338,154.33
3.          Interest Shortfall               0.00                    0.00                0.00               0.00
             ((1) minus (2))
4.            Principal Paid                 0.00           21,895,885.61                0.00               0.00

5.      Total Distribution Amount            0.00           22,602,037.08          724,433.33         338,154.33
              ((2) plus (4))

      -----------------------------------------------------------------------------------------------------------------
               Distribution                 Class B              Class C            Class D        Total Offered
                 Amounts                     Notes                Notes              Notes             Notes
      -----------------------------------------------------------------------------------------------------------------
1.             Interest Due                44,012.18           39,982.81           75,493.86        1,928,227.98
2.            Interest Paid                44,012.18           39,982.81           75,493.86        1,928,227.98
3.          Interest Shortfall                  0.00                0.00                0.00                0.00
             ((1) minus (2))
4.            Principal Paid              534,045.99          474,707.55          830,738.20       23,735,377.35

5.      Total Distribution Amount         578,058.17          514,690.36          906,232.06       25,663,605.33
              ((2) plus (4))


  IV.   Information Regarding the Securities

      A    Summary of Balance Information

      -----------------------------------------------------------------------------------------------------------------------

                           Applicable     Principal Balance           Class Factor    Principal Balance       Class Factor
           Class             Coupon             Dec-05                   Dec-05            Nov-05                Nov-05
                              Rate           Payment Date             Payment Date      Payment Date          Payment Date

      -----------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes       3.0728%                  0.00                0.00000                   0.00             0.00000
b.    Class A-2 Notes       3.7600%        203,471,603.62                0.87703         225,367,489.23             0.97141
c.    Class A-3 Notes       4.1200%        211,000,000.00                1.00000         211,000,000.00             1.00000
d.    Class A-4 Notes       4.3600%         93,070,000.00                1.00000          93,070,000.00             1.00000
e.     Class B Notes        4.0900%         12,379,063.50                0.68468          12,913,109.49             0.71422
f.     Class C Notes        4.1800%         11,003,612.00                0.68473          11,478,319.55             0.71427
g.     Class D Notes        4.5100%         19,256,321.01                0.68479          20,087,059.21             0.71434

h.           Total Offered Notes           550,180,600.13                                573,915,977.48


      B    Other Information

----------------------------------------------------------------------------

                              Scheduled                     Scheduled
                          Principal Balance             Principal Balance
      Class                     Dec-05                        Nov-05
                             Payment Date                  Payment Date

----------------------------------------------------------------------------

 Class A-1 Notes                       0.00                          0.00


----------------------------------------------------------------------------------------------------------------

                                         Target                  Class              Target            Class
                      Class        Principal Balance             Floor         Principal Amount       Floor
      Class         Percentage           Dec-05                 Dec-05              Nov-05           Nov-05
                                      Payment Date           Payment Date        Payment Date     Payment Date

----------------------------------------------------------------------------------------------------------------

     Class A          92.25%       507,541,603.62                              529,437,489.23
     Class B          2.25%         12,379,063.50                  0.00         12,913,109.49         0.00
     Class C          2.00%         11,003,612.00                  0.00         11,478,319.55         0.00
     Class D          3.50%         19,256,321.00                  0.00         20,087,059.21         0.00


   V. PRINCIPAL

      A.  MONTHLY PRINCIPAL AMOUNT

             1.    Principal Balance of Notes and Equity Certificates                                      573,915,977.48
                   (End of Prior Collection Period)
             2.    Contract Pool Principal Balance (End of Collection Period)                              550,180,600.13
                                                                                                           --------------
                            Total monthly principal amount                                                  23,735,377.35



      B. PRINCIPAL BREAKDOWN                                                    No. of Accounts
                                                                                ---------------
             1.    Scheduled Principal                                             59,138                   21,966,818.93
             2.    Prepaid Contracts                                                  185                      807,183.37
             3.    Defaulted Contracts                                                177                      961,375.05
             4.    Contracts purchased by CIT Financial USA, Inc.                       0                            0.00
                                                                                -----------------------------------------
                   Total Principal Breakdown                                       59,500                   23,735,377.35

  VI. CONTRACT POOL DATA

      A.  CONTRACT POOL CHARACTERISTICS

                                                         -------------------------------------------------------------------
                                                         Original                 Dec-05               Nov-05
                                                           Pool                Payment Date         Payment Date
                                                         -------------------------------------------------------------------
             1.    a.  Contract Pool Balance             803,339,897.82         550,180,600.13         573,915,977.48
                   b.  No of Contracts                           61,944                 59,138                 59,500
                   c.  Pool Factor

             2.    Weighted Average Remaining Term                37.70                  30.07                  30.78

             3.    Weighted Average Original Term                 45.00


      B.  DELINQUENCY INFORMATION

                                       ----------------------------------------------------------------------------------
                                            % of            % of Aggregate
                                                           Required Payoff          No. Of          Aggregate Required
                                         Contracts              Amount             Accounts           Payoff Amounts
                                       ----------------------------------------------------------------------------------
             1.    Current                   95.59%                 95.99%             56,528          533,811,215.71
                   31-60 days                 2.19%                  2.55%              1,293           14,157,007.88
                   61-90 days                 0.89%                  0.77%                528            4,260,666.12
                   91-120 days                0.55%                  0.28%                325            1,548,114.49
                   120+ days                  0.78%                  0.42%                464            2,347,929.04

                        Total Delinquency   100.00%                100.00%             59,138          556,124,933.24


             2. Delinquent Scheduled Payments:


                Beginning of Collection Period                     6,632,540.47
                End of Collection Period                           5,944,333.11
                                                                   ------------

                       Change in Delinquent Scheduled Payments      (688,207.36)


      C.  DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts            961,375.05

             2. Liquidation Proceeds received                            671,904.69
                                                                      -------------

             3. Current Liquidation Net Loss Amount                      289,470.36

             4. Cumulative Reported Net Losses                         2,499,538.75

                Cumulative Net Loss Ratio                                   0.3111%

                Cumulative Net Loss Trigger                                 2.0000%


 VII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE

             1.    Opening Servicer Advance Balance                    6,632,540.47
             2.    Current Period Servicer Advance                     2,426,361.50
             3.    Recoveries of prior Servicer Advances              (3,114,568.86)
                                                                      -------------
             4.    Ending Servicer Advance Balance                     5,944,333.11


      B.  CASH COLLATERAL ACCOUNT


             1.  Opening Cash Collateral Account                                                 44,478,488.25

             2.  Deposit from the Collection Account                                                      0.00

             3.  Investment Earnings.                                                               144,625.43

             4.  Withdrawals from the Cash Collateral Account                                      (194,506.25)

             5.  Ending Cash Collateral Account Balance before Distributions                     44,428,607.43

             6.  Required Cash Collateral Account Amount                                         42,638,996.51

             7.  Cash Collateral Account Surplus                                                  1,789,610.92

                    Distribution of CCA
                    a.  Senior Loan Interest                                                        (82,375.52)
                    b.  Senior Loan Principal                                                    (1,707,235.40)
                    c.  Holdback Amount Interest                                                          0.00
                    d.  Holdback Amount Principal                                                         0.00
                                                                                                -------------
             9.               Total Distribution                                                 (1,789,610.92)

             10. Ending Cash Collateral Account Balance after Distributions                      42,638,996.51
                                                          -----


      C.  OTHER RELATED INFORMATION

             1. Discount Rate                                       4.8100%

             2. Life to Date Prepayment (CPR)                       4.0411%

             3. Life to Date Substitutions:

                   a. Prepayments                      0.00

                   b. Defaults                         0.00


                   ------------------------------------------------------------------------------------------------------
                                                                              Dec-05                       Nov-05
                                               Item                        Payment Date                 Payment Date
                   ------------------------------------------------------------------------------------------------------
             4.    a.  Senior Loan                                        11,643,618.62                 13,350,854.02
                   b.  Holdback Amount                                    31,129,421.05                 31,129,421.05

             5.    Applicable Rates for the Interest Period:
                   a.  Libor Rate for the Interest Period                       4.1594%
                   b.  Senior Loan Interest Rate                                7.6594%
                   c.  Holdback Amount Interest Rate                           10.1594%


             6. DELINQUENCY, NET LOSSES AND CPR HISTORY

----------------------------------------------------------------------------------------------------------------------------
                                     % of                     % of                    % of                   % of
                                  Aggregate                Aggregate                Aggregate              Aggregate
                               Required Payoff          Required Payoff          Required Payoff        Required Payoff
                                   Amounts                  Amounts                  Amounts                Amounts
    Collection
       Periods               31-60 Days Past Due      61-90 Days Past Due     91-120 Days Past Due    120+ Days Past Due
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   11/30/05                         2.55%                    0.77%                    0.28%                  0.42%
   10/31/05                         2.15%                    0.51%                    0.31%                  0.31%
   09/30/05                         1.82%                    0.82%                    0.22%                  0.26%
   08/31/05                         1.92%                    0.38%                    0.20%                  0.22%
   07/31/05                         1.64%                    0.38%                    0.18%                  0.23%
   06/30/05                         1.70%                    0.54%                    0.18%                  0.26%
   05/31/05                         1.65%                    0.41%                    0.18%                  0.36%
   04/30/05                         1.69%                    0.37%                    0.28%                  0.23%
   03/31/05                         1.70%                    0.77%                    0.29%                  0.01%

----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
  Collection                     Monthly Net              Monthly Net
    Month                      Loss Percentage               Losses                  LTD CPR
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 November-05                        0.036%                 289,470.36                 4.04%
  October-05                        0.012%                 99,442.24                  4.12%
 September-05                       0.020%                 160,999.26                 4.21%
  August-05                         0.033%                 262,196.30                 4.69%
   July-05                          0.034%                 273,048.48                 4.35%
   June-05                          0.091%                 728,053.17                 5.01%
    May-05                          0.026%                 211,417.52                 5.23%
   April-05                         0.014%                 109,098.87                 5.58%
   March-05                         0.046%                 365,812.55                 7.35%

-----------------------------------------------------------------------------------------------------